UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 9, 2023

MultiPlan Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue

New York, New York 10003

(212) 780-2000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 7, 2020, MultiPlan Corporation (the “Company”), then operating under the name Churchill Capital Corp III, held a special meeting of the stockholders of the Company (the “Special Meeting”). At the Special Meeting, a majority of the shares of the Company’s then-outstanding Class A common stock and Class B Common Stock, voting as a single class, approved the adoption of the Company’s Second Amended and Restated Certificate of Incorporation, which, among other things, increased the authorized shares of the Company’s Class A common stock from 300,000,000 to 1,500,000,000 shares of Class A common stock and eliminated the Company’s Class B common stock (the “Class A Increase Amendment”).

A recent ruling by the Delaware Court of Chancery (the “Court of Chancery”) has created uncertainty regarding whether a separate vote of the majority of the shares of Class A Common Stock then-outstanding and entitled to vote should have been conducted pursuant to Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”). This development has created uncertainty about the validity of the Class A Increase Amendment.

The Company continues to believe that a separate vote of Class A Common Stock was not required to approve the Class A Increase Amendment. However, in an effort to resolve potential uncertainty with respect to the Company’s capital structure, on February 9, 2023, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the Class A Increase Amendment and the shares issued in reliance on the effectiveness of the Class A Increase Amendment (the “Petition”). Section 205 of the DGCL permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock after considering a variety of factors.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capital structure resulting from the Court of Chancery’s ruling referenced above could have a material adverse effect on the Company, including on its ability to complete equity financing transactions or issue stock-based compensation until the underlying issues are definitively resolved. This uncertainty could impair the Company’s ability to execute its business plan, attract and retain employees, management and directors and adversely affect its commercial relationships.

On February 10, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for February 27, 2023 at 11:00 AM Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re MultiPlan Corp., C.A. No. 2023-0154-LWW in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin Gallagher, Richards, Layton & Finger, P.A., at gallagher@rlf.com.

Forward-Looking Statements

This current report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms and other similar expressions that predict or indicate future events or trends or that are not statements of present or historical matters. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and are not predictions of actual outcomes. Actual events and circumstances are impossible to predict and are beyond the control of the Company.

With respect to the matters addressed in this Current Report, no assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the DGCL. The Section 205 proceeding is subject to inherent uncertainties and is beyond the Company’s control and may not result in timely resolution of the uncertainty regarding the Company’s capitalization, if at all. If the Company is unsuccessful in the Section 205 proceeding, it could have a material adverse effect on the Company.

The Company cautions you that these forward-looking statements are subject to numerous risk and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Additional risks and uncertainties that could affect the Company and its financial results are included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission (the “SEC”). Additional information will also be set forth in other filings that the Company makes with the SEC from time to time. All forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Verified Petition for Relief Pursuant to 8 Del. C. § 205
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2023

MULTIPLAN CORPORATION

/s/ James M. Head
By:	Name:	James M. Head
	Title:	Executive Vice President & Chief Financial Officer